Net Interest Expense (Tables)	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Components of net interest expense
The components of net interest expense are as follows:

Year ended Dec. 31	2018	2017	2016
Interest on debt	184	218	218
Interest income	(11)	(7)	(2)
Capitalized interest (Note 17)	(2)	(9)	(16)
Loss on redemption of bonds (Note 22)	24	6	1
Interest on finance lease obligations	3	3	3
Credit facility fees, bank charges and other interest	13	18	19
Keephills 1 outage interest (reversals) (Note 4(P))	—	—	(10)
Other(1)	15	(3)	(4)
Accretion of provisions (Note 21)	24	21	20
Net interest expense	250	247	229

(1) During 2018, approximately $5 million of costs were expensed due to project-level financing that is no longer practicable and approximately $7 million for the significant financing component required under IFRS 15 (see Note 3).